                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                              INFORMATION REQUIRED
                               IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material under Rule 14a-12

               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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

                                 [CALAMOS LOGO]

                      CALAMOS(R) CONVERTIBLE OPPORTUNITIES
                                AND INCOME FUND
                           1111 EAST WARRENVILLE ROAD
                        NAPERVILLE, ILLINOIS 60563-1493
                                 1-800-582-6959

                                                               February 10, 2003

Dear Shareholder:

      You are cordially invited to attend the annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES and INCOME FUND, which will be held on Wednesday, March 5, 2003 at 3:00 p.m., Central time, in the Conference Room on the first floor of the office of the Fund, 1111 East Warrenville Road, Naperville, Illinois.

      The matter scheduled for consideration at the meeting is the election of the two trustees named in the attached proxy statement to serve for a three-year term or until their successors shall have been duly elected and qualified, as more fully discussed in the proxy statement.

      Enclosed with this letter are answers to questions you may have about the proposal, the formal notice of the meeting, and the proxy statement, which gives detailed information about the proposal and why the board recommends that you vote to approve it. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call Calamos Asset Management, Inc., the Fund's investment adviser, at 1-800-582-6959.

      Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

                                          Sincerely,

                                          /s/ John P. Calamos
                                          John P. Calamos
                                          Trustee and President

                                 [CALAMOS LOGO]

                      CALAMOS(R) CONVERTIBLE OPPORTUNITIES
                                AND INCOME FUND
                      ANSWERS TO SOME IMPORTANT QUESTIONS

Q.  WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

    A. This proxy contains one proposal, the election of two trustees. Shareholders of the Fund may also transact such other business as may properly come before the meeting.

Q.  HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

    A. The trustees unanimously recommend that you vote "FOR" the nominees on the enclosed proxy card.

Q.  HOW CAN I VOTE?

    A. Details about voting can be found in the proxy statement under the heading "More Information about the Meeting -- How to Vote."

      You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope.

      You also may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.

        THIS INFORMATION SUMMARIZES INFORMATION THAT IS INCLUDED IN MORE DETAIL IN THE PROXY STATEMENT. WE URGE YOU TO READ THE PROXY STATEMENT
                                   CAREFULLY.

                  IF YOU HAVE QUESTIONS, CALL 1-800-582-6959.

                    CALAMOS(R) CONVERTIBLE OPPORTUNITIES AND

                                  INCOME FUND
                           1111 EAST WARRENVILLE ROAD
                        NAPERVILLE, ILLINOIS 60563-1493
                                 1-800-582-6959

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 5, 2003

      The annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES and INCOME FUND will be held in the Conference Room on the first floor of the office of the Fund, 1111 East Warrenville Road, Naperville, Illinois, at 3:00 p.m., Central time, on Wednesday, March 5, 2003. At the meeting, shareholders will be asked to vote to elect two trustees to serve for a three-year term or until their successors shall have been duly elected and qualified. The two trustees are to be elected by the holders of common shares and auction market preferred shares ("AMPS"(R)) voting together as a single class. Shareholders may also transact any other business that properly comes before the meeting.

      Shareholders of record as of the close of business on February 6, 2003 are entitled to notice of and to vote at the meeting (or any adjournment of the meeting).
                                          By Order of the Board of Trustees of
                                          CALAMOS CONVERTIBLE OPPORTUNITIES and
                                          INCOME FUND,

                                          James S. Hamman, Jr.
                                          Secretary

February 10, 2003
Naperville, Illinois

                    PLEASE COMPLETE AND RETURN THE ENCLOSED
                   PROXY CARD WHETHER OR NOT YOU EXPECT TO BE
                 PRESENT AT THE MEETING. YOU MAY STILL VOTE IN
                       PERSON IF YOU ATTEND THE MEETING.

                    CALAMOS(R) CONVERTIBLE OPPORTUNITIES AND

                                  INCOME FUND
                           1111 EAST WARRENVILLE ROAD
                        NAPERVILLE, ILLINOIS 60563-1493
                                 1-800-582-6959

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 5, 2003

      This proxy statement is being sent to you by the board of trustees of CALAMOS CONVERTIBLE OPPORTUNITIES and INCOME FUND. The board is asking you to complete and return the enclosed proxy card, permitting your shares of the Fund to be voted at the meeting of shareholders called to be held on March 5, 2003. Shareholders of record at the close of business on February 6, 2003 (called the "record date") are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This proxy statement and enclosed proxy are first being mailed to shareholders on or about February 12, 2003.

      You should have received the Fund's annual report to shareholders for the fiscal year ended October 31, 2002. IF YOU WOULD LIKE ANOTHER COPY OF THE FUND'S ANNUAL REPORT, PLEASE WRITE TO OR CALL THE FUND AT THE ADDRESS OR TELEPHONE NUMBER SHOWN AT THE TOP OF THIS PAGE. THE REPORT WILL BE SENT TO YOU WITHOUT CHARGE.

      CALAMOS ASSET MANAGEMENT, INC., the Fund's investment adviser, is referred to as "CAM." CAM is a wholly-owned subsidiary of CALAMOS HOLDINGS, INC., which is controlled by John P. Calamos, who has been engaged in the investment advisory business since 1977. As of December 31, 2002, CAM managed approximately $12.9 billion in assets of individuals and institutions. The Fund and CAM may be contacted at the same address, above.

                              ELECTION OF TRUSTEES

      You are being asked to elect Joe F. Hanauer and John E. Neal as trustees to serve until the 2006 annual meeting. Holders of common shares and AMPS are solicited with respect to the matter.

      The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) FOR the election of the two nominees named below as trustees of the Fund. Currently there are seven trustees. In accordance with the Fund's Agreement and Declaration of Trust, the board of trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered so that approximately one-third of the board is elected by shareholders each year. There are two trustees whose terms will expire at the annual meeting of shareholders in 2003, Joe F. Hanauer and John E. Neal. The terms of Nick P. Calamos and Richard J. Dowen expire on the date of the 2004 annual meeting and the terms of John P. Calamos, Weston W. Marsh and William R. Rybak expire on the date of the 2005 annual meeting.

      The holders of AMPS will have equal voting rights with the holders of common shares (i.e., one vote per share) and will vote together with the holders of common shares on the proposal to elect trustees for terms expiring in 2006. Two trustees, Mr. Dowen and Mr. Rybak, have been designated as representing the holders of AMPS, and the holders of AMPS will vote separately at the annual meetings in 2004 and 2005, respectively, to elect a trustee in each of those classes.

      Each nominee for election at the 2003 annual meeting currently serves as a trustee and was unanimously nominated by the board of trustees and is to be voted on by holders of common shares and AMPS, voting together as a single class.

      Each trustee elected will hold office until the 2006 annual meeting or until his successor is duly elected and qualified. If any nominee is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the board of trustees.

      The following table sets forth each trustee's position(s) with the Fund, age, principal occupation during the past five years, other directorships, and the date on which he first became a trustee of the Fund. Each trustee is also a trustee of and oversees seven portfolios of the Calamos Investment Trust and one portfolio of the Calamos Advisors Trust, both open-end investment companies advised by CAM.

NOMINEES FOR ELECTION AT THE MEETING:

                        POSITION(S) HELD WITH THE
NAME AND AGE AT        FUND AND DATE FIRST ELECTED  PRINCIPAL OCCUPATION(S) DURING PAST
JANUARY 1, 2003          OR APPOINTED TO OFFICE     5 YEARS AND OTHER DIRECTORSHIPS HELD
Joe F. Hanauer, 65     Trustee (May 2002)           Director, MAF Bancorp (banking);
                                                      Director, Homestore.com, Inc.,
                                                      (Internet provider of real estate
                                                      information and products);
                                                      Director, Combined Investments,
                                                      L.P. (investment management);
                                                      Director, Loopnet, Inc. (internet
                                                      company)
John E. Neal, 52       Trustee (May 2002)           Managing Director, Bank One Capital
                                                      Markets (investment banking)
                                                      (since 1999); Private Investor
                                                      prior thereto

REMAINING TRUSTEES WHO ARE INTERESTED PERSONS OF THE FUND:

                             POSITION(S) HELD WITH THE
NAME AND AGE AT JANUARY 1,  FUND AND DATE FIRST ELECTED  PRINCIPAL OCCUPATION(S) DURING PAST
2003                          OR APPOINTED TO OFFICE     5 YEARS AND OTHER DIRECTORSHIPS HELD
John P. Calamos, Sr., 62*   Trustee and President (May   President, Calamos Holdings, Inc.,
                            2002)                          CAM and Calamos Financial
                                                           Services, Inc. ("CFS")
Nick P. Calamos, 41*        Trustee and Vice President   Senior Executive Vice President,
                            (May 2002)                     Calamos Holdings, Inc., CAM and
                                                           CFS
Weston W. Marsh, 52**       Trustee (May 2002)           Partner, Freeborn & Peters (law
                                                           firm); Director, Telesource
                                                           International

REMAINING TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUND:

                        POSITION(S) HELD WITH THE
NAME AND AGE AT        FUND AND DATE FIRST ELECTED  PRINCIPAL OCCUPATION(S) DURING PAST
JANUARY 1, 2003          OR APPOINTED TO OFFICE     5 YEARS AND OTHER DIRECTORSHIPS HELD
Richard J. Dowen, 58   Trustee (May 2002)           Chair and Professor of Finance,
                                                      Northern Illinois University
William R. Rybak, 51   Trustee (May 2002)           Executive Vice President and CFO,
                                                      Van Kampen Investments, Inc. (and
                                                      subsidiaries) (investment manager)
                                                      (1986-2000); Director, Alliance
                                                      Bancorp (formerly Hinsdale
                                                      Financial Corporation) (savings &
                                                      loan holding company) (1986-2001);
                                                      Director, Howe Barnes Investments
                                                      (since January 2002)

* Messrs. John Calamos and Nick Calamos are trustees who are "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act") because they are affiliates of CAM and CFS. Nick Calamos is a nephew of John Calamos.

** Weston W. Marsh is a trustee who is considered an "interested person" of the Fund through October 2004 as defined in the 1940 Act because he is a partner of a law firm that has performed work for one or more principal underwriters. Upon the advice of counsel to the Fund, the Fund does not believe that Mr. Marsh is an "interested person" of CAM.

      The address of Messrs. John Calamos and Nick Calamos is 1111 East Warrenville Road, Naperville, Illinois 60563-1493. The address of Mr. Dowen is Department of Finance, Northern Illinois University, DeKalb, Illinois 60115; Mr. Hanauer's is 361 Forest Avenue, Suite 200, Laguna Beach, California 92651; Mr. Neal's is 309 Sterling Road, Kenilworth, Illinois 60043; Mr. Marsh's is 311 South Wacker Drive, Suite 3000, Chicago, IL 60606-6677; and Mr. Rybak's is 12813 Misty Harbour Lane, Palos Park, IL 60464.

      OFFICERS. Messrs. John Calamos and Nick Calamos are president and vice president of the Fund, respectively. The preceding table gives more information about Messrs. John Calamos and Nick Calamos. The following table sets forth each other officer's name, position with the Fund, age, principal occupation during the past five years, other directorships, and the date on which he or she first became an officer of the Fund. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

                           POSITION(S) HELD WITH THE
NAME AND AGE AT           FUND AND DATE FIRST ELECTED  PRINCIPAL OCCUPATION(S) DURING PAST
JANUARY 1, 2003             OR APPOINTED TO OFFICE     5 YEARS AND OTHER DIRECTORSHIPS HELD
Rhowena Blank, 34         Treasurer (May 2002)         Vice President -- Operations, CAM
                                                         (since 1999); Vice President, CFS
                                                         (since 2000); Director of
                                                         Operations, Christian Brothers
                                                         Investment Services (1998-1999);
                                                         and Audit Manager, Ernst & Young,
                                                         LP (1994-1998)
Patrick H. Dudasik, 47    Vice President (May 2002)    Executive Vice President, Chief
                                                         Financial Officer and
                                                         Administrative Officer, and
                                                         Treasurer of Calamos Holdings,
                                                         Inc., CAM and CFS (since 2001);
                                                         Chief Financial Officer, David
                                                         Gomez and Associates, Inc.
                                                         (1998-2001); and Chief Financial
                                                         Officer, Scudder Kemper
                                                         Investments, Inc. prior thereto
James S. Hamman, Jr., 33  Secretary (May 2002)         Executive Vice President and General
                                                         Counsel, Calamos Holdings, Inc.,
                                                         CAM and CFS (since 1998)
Jeff Lotito, 30           Assistant Treasurer (May     Operations Manager, CAM (since
                            2002)                        2000); Manager -- Fund
                                                         Administration, Van Kampen
                                                         (1999-2000); Supervisor --
                                                         Corporate Accounting, Stein Roe
                                                         and Farnham (1998-1999); and
                                                         Supervisor -- Financial Reporting,
                                                         Scudder Kemper Investments, Inc.
                                                         prior thereto

      The address of each officer is 1111 East Warrenville Road, Naperville, Illinois 60563-1493.

      COMMITTEES OF THE BOARD OF TRUSTEES. The Fund's board of trustees currently has three standing committees:

      - Executive Committee. Messrs. John Calamos and Nick Calamos are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

      - Audit Committee. Messrs. Dowen, Hanauer, Neal and Rybak serve on the audit committee. The audit committee recommends independent auditors to the trustees, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of the Fund's audit, determines whether to recommend to the board that the Fund's audited financial statements be included in the Fund's annual report and responds to other matters deemed appropriate by the board of trustees.

      - Governance Committee. Messrs. Dowen, Hanauer, Neal and Rybak serve on the governance committee. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. The members of the governance committee make recommendations to the board of trustees regarding candidates for election as non-interested trustees. The governance committee will not consider shareholder recommendations regarding candidates for election as trustees.

      In addition to the above committees, there is a pricing committee comprised of officers of the Fund and employees of CAM.

      During the fiscal year ended October 31, 2002, the board of trustees held four meetings, the executive committee held two meetings, the audit committee held two meetings and the governance committee held one meeting. All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees held during the fiscal year.

      TRUSTEE COMPENSATION. The Fund does not compensate any of the trustees who are affiliated persons of CAM. The following table sets forth certain information with respect to the compensation paid by the

Fund and the Fund Complex during the periods indicated to each of the current trustees.

                                                   THE FUND         FUND COMPLEX**
NAME                                           05/07/02-10/31/02   1/01/02-12/31/02+
John P. Calamos                                     $    0              $     0
Nick P. Calamos                                          0                    0
Weston W. Marsh*                                     9,625               35,250
Richard J. Dowen                                     9,947               44,000
Joe F. Hanauer                                       9,947               44,000
John E. Neal                                         9,947               44,000
William Rybak*                                       9,947               35,250

+ Includes fees deferred during the year pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Calamos Funds selected by the trustee. As of December 31, 2002 the value of John Neal's deferred compensation account was $43,603.

* Messrs. Marsh and Rybak became trustees of Calamos Investment Trust and Calamos Advisors Trust in March 2002.

** For the periods shown, the Fund Complex includes Calamos Investment Trust,
   Calamos Advisors Trust and the Fund.

      The Fund has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" of CAM ("participating trustees") may defer receipt of all or a portion of his compensation from the Fund in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the portfolios of Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries.

      REQUIRED VOTE. The vote of a plurality of all shares of the Fund voted at a meeting at which there is a quorum is required to elect the nominees as trustees of the Fund. "Plurality" means that the individuals who receive the largest number of votes cast are elected as trustees up to the maximum number of trustees to be chosen at the meeting. Therefore, the two individuals receiving the highest number of votes cast at the meeting will be elected. Each share is entitled to one vote, and one-third of the shares of the Fund entitled to vote is a quorum for the Fund.

BOARD RECOMMENDATION

      THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" EACH NOMINEE.

                                 OTHER MATTERS

      The board of trustees of the Fund knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

      SHAREHOLDERS. At the record date, the Fund had the following numbers of shares issued and outstanding:

COMMON SHARES   AMPS
 43,334,540     8,160

      At December 31, 2002, to the knowledge of the Fund, no person beneficially owned (as determined in accordance with rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act")) 5% or more of the outstanding shares of the Fund.

      At December 31, 2002, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund and of all Funds in the Fund Complex having values within the indicated dollar ranges.

                                    AGGREGATE DOLLAR
                                 RANGE OF SHARES IN THE
    TRUSTEE           FUND            FUND COMPLEX
John P. Calamos  $10,001-50,000      Over $100,000
Nick P. Calamos  $10,000-50,000      Over $100,000
Weston W. Marsh       None                None
Richard J.
  Dowen               None         $50,001 - 100,000
Joe F. Hanauer        None                None
John E. Neal     Over $100,000       Over $100,000
William R.
  Rybak               None                None

      At December 31, 2002, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the 1934
Act) shares of the Fund (or percentage of outstanding shares) as follows:

                                                NUMBER
TRUSTEE                                        OF SHARES   %
John P. Calamos                                  1,000     *
Nick P. Calamos                                  2,000     *
Weston W. Marsh                                    0       0
Richard J. Dowen                                   0       0
Joe F. Hanauer                                     0       0
John E. Neal                                    18,000     *
William R. Rybak                                   0       0
Trustees and Officers as a group (11 persons)   21,000     *

* Indicates less than 1%.

      HOW PROXIES WILL BE VOTED. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will not be counted as a vote FOR the proposal.

      HOW TO VOTE. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

      The expenses of preparing, printing and mailing the enclosed proxy and, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Fund. The Fund may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Fund. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, CAM, the Fund's transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Fund to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

      Householding. The Fund reduces the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Fund at 1-800-582-6959 or write to the Fund at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements. We will begin sending your household individual copies as soon as practicable after receiving your request.

      REVOKING A PROXY. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Fund at the Fund's offices located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

      QUORUM, VOTING AT THE MEETING, AND ADJOURNMENT. One-third of the shares of the Fund entitled to vote present in person or represented by proxy constitutes a quorum for electing the trustees of the Fund. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted.

      If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve the proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment for the Fund will require the vote of a majority of the shares of the Fund represented at the meeting in person or by proxy.

             SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

      Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's board members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Those persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Fund, the Fund believes that its board members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year; however, the Fund determined that John P. Calamos, Jr. and Jim Greenwalt did not file their initial Form 3s on a timely basis. To the knowledge of management of the Fund, no shareholder of the Fund beneficially owns more than 10% of a registered class of the Fund's equity securities.

                             AUDIT COMMITTEE REPORT

      The audit committee reviews the Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The committee also recommends to the board the selection of the Fund's independent auditors.

      The committee is currently composed of four members and operates under a written charter adopted and approved by the board, which is attached hereto as Appendix A and will be attached every third year going forward. Each committee member is "independent" as defined by New York Stock Exchange standards.

      The committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. The committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that the Fund's financial statements were prepared in accordance with generally accepted accounting principles.

      The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing

Standards No. 61 (Communications with Audit Committees). The Fund's independent auditors provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent auditor their firm's independence.

      Based on the committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the committee, the committee recommended that the board include the audited financial statements in the Fund's annual report.

                              INDEPENDENT AUDITORS

      The Fund's board of trustees has appointed Ernst & Young LLP ("E&Y"), independent public accountants, as independent auditors to audit the books and records of the Fund for its fiscal year. A representative of E&Y will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions.

                             AUDIT AND RELATED FEES

      AUDIT FEES. For professional services rendered with respect to the audit of the Fund's annual financial statement for its most recent fiscal year, the Fund paid to E&Y fees in the approximate amount of $11,000.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Fund, CAM and affiliates of CAM performing services for the Fund paid no fees to E&Y during the Fund's most recent fiscal year for information systems design and implementation.

      ALL OTHER FEES. The Fund paid fees to E&Y during its most recent fiscal year for services other than those described above in the amount of approximately $15,500. CAM and its affiliates performing services for the Fund paid approximately $35,000 in fees to E&Y during the Fund's most recent fiscal year for services other than those described above.

      The audit committee of the board of trustees has considered whether the provision of services other than audit services, by E&Y to the Fund, CAM and affiliates of CAM that provide services to the Fund
 12
is compatible with maintaining E&Y's independence in performing audit services.

                             SHAREHOLDER PROPOSALS

      A proposal by a shareholder for consideration at the 2004 annual meeting should be submitted in writing pursuant to Rule 14a-8 of the 1934 Act to the Secretary of the Fund at its principal offices at 1111 East Warrenville Road, Naperville, Illinois 60563-1493, not later than October 13, 2003. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than December 26, 2003. Upon submitting a proposal, the shareholder shall provide the Fund with a written notice that includes the shareholder's name and address, the number of shares of the Fund that such shareholder holds of record or beneficially, the dates upon which such shares were acquired, and documentary support for a claim of beneficial ownership. Timely submission of a proposal does not mean such proposal will be included.

                                          By Order of the Board of Trustees of
                                          CALAMOS CONVERTIBLE OPPORTUNITIES and
                                          INCOME FUND,

                                          James S. Hamman, Jr.
                                          Secretary

February 10, 2003

               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

                            AUDIT COMMITTEE CHARTER
               (adopted by the Board of Trustees on May 7, 2002)

ORGANIZATION

      This charter has been adopted by the Board of Trustee of Calamos Convertible Opportunities and Income Fund (the "Trust"). The members of the Audit Committee of the Board of Trustees of the Trust shall be appointed by the Board, which shall also designate a chair of the committee. Each member of the committee shall be a member of the Board who: (a) is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, (b) is free of any relationship with the management of the Trust or its investment adviser (the "Adviser"), that, in the opinion of the Board, would interfere with the member's exercise of independent judgment as a committee member, and (c) meets the independence requirements set forth in New York Stock Exchange Rule 303.01(B)(3). All members of the committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Fund.

      Meetings of the Audit Committee shall be held at such times and places as determined from time to time by the Audit Committee. The chairman of the Audit Committee may call meetings of the Audit Committee at any time. A majority of the members of the Audit Committee shall constitute a quorum for purposes of transacting business at any meeting of the Audit Committee.

PURPOSES

      The purposes of the Audit Committee are:

      1. to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers;

      2. to oversee the quality and objectivity of the financial statements of the Trust and the independent audits thereof; and

      3. to act as liaison between the Trust's independent auditors and the full Board.

RESPONSIBILITIES

      The Audit Committee will:

      1.SELECTION OF AUDITORS. Identify the independent auditors to be recommended for selection by the Board of Trustees to audit the financial statements of the Trust, and review the auditors' fees to determine whether those fees appear to be appropriate for the services rendered, on the condition that the independent auditors are ultimately accountable to the Board and the committee and that the committee and the Board, consistent with the requirements of the Investment Company Act of 1940 and relevant state law, have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

      2.SCOPE OF AUDIT. Meet with the independent auditors and management of the Trust to review the scope of the proposed audit for the current year and the audit procedures to be performed.

      3.REVIEW OF AUDIT RESULTS. Meet with the independent auditors and management of the Trust at the conclusion of the audit to review the results of the audit, including:

           a. The independent auditors' audit of the Trust's annual financial statements, including notes thereto and the auditors' report thereon, and any significant audit findings.

           b. The independent auditors' comments regarding any significant estimates by management.

           c. The independent auditors' judgments about the quality of, and the adequacy of disclosures in, the Trust's financial statements in relation to generally accepted accounting principles.

           d. Any significant difficulties or disputes with management encountered during the course of the audit.

           e. Any significant changes to the audit plan.

           f. Other matters related to the conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards, including, but not limited to, the matters required to be discussed by Statements on Auditing Standards Nos. 61 (Communications with Audit Committees), 89 (Audit Adjustments) and 90 (Audit Committee Communications).

           g. Any other comments or recommendations of the independent auditors.

      4.REVIEW OF FINANCIAL STATEMENTS. Review with management of the Trust and the independent auditors, the Trust's audited financial statements, and recommend to the Board, if appropriate, that the audited financial statements be included in the Trust's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

      5.INDEPENDENCE OF AUDITORS. Obtain confirmation from the independent auditors regarding their independence (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1), review the nature and scope of, and fees for, any management consulting services provided by the independent auditors to the Trust or the Adviser and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

      6. INTERNAL CONTROLS OF TRUST. Review with the independent auditors and management of the Trust the adequacy and effectiveness of the Trust's internal controls and elicit any recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures may be desirable.

      7. INTERNAL CONTROLS OF CUSTODIAN. Review with the independent auditors and management of the Trust the adequacy and effectiveness of internal controls of the Trust's custodian, including significant comments on such controls by auditors of the custodian.

      8. LEGAL AND REGULATORY DEVELOPMENTS. Review legal and regulatory matters brought to the committee's attention that may have a material effect on the financial statements of the Trust, the related compliance policies and programs of the Trust, any inspection or compliance report submitted by a regulator to the Trust or to the Adviser and any response to such report.

      9. EVALUATION OF ACCOUNTING FUNCTION. Meet with the independent auditors, without management of the Trust present, to review the independent auditors' evaluation for the Trust's accounting policies and financial disclosure practices, the efficiency and effectiveness of the personnel responsible for the Trust's accounting and financial affairs, the cooperation that the independent auditors received during the course of the audit, and such other matters as the Audit Committee considers appropriate.

      10. PERFORMANCE OF AUDITORS. Meet with management of the Trust, without the independent auditors present, to discuss the performance of the independent auditors.

      11. REVIEW OF CHARTER. Review the Audit Committee charter annually and recommend any proposed changes to the full Board.

      12. MINUTES. Maintain minutes or other records of its meetings and activities and report to the Board as to the results of its meetings and activities and whether it has fulfilled the fulfillment of its responsibilities in compliance with this charter.

Although the Audit Committee has the responsibilities set forth in this charter, it is not the duty of the Audit Committee: (a) to plan or conduct audits; (b) to determine that the financial statements of the Trust are complete, accurate or in accordance with generally accepted accounting principles; (c) to conduct investigations; (d) to resolve disagreements, if any, between management and the independent auditors; nor (e) to assure compliance with laws, regulations or policies of the Trust.

PROXY

                              CALAMOS CONVERTIBLE
                         OPPORTUNITIES AND INCOME FUND


--------------------------------------------------------------------------------

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE ANNUAL MEETING OF SHAREHOLDERS - MARCH 5, 2003

The undersigned appoints John P. Calamos, Nick P. Calamos and James S. Hamman, Jr., or any of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND to be held on March 5, 2003 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

     YOUR VOTE IS IMPORTANT.
PLEASE MARK, SIGN, DATE AND RETURN
  THIS PROXY PROMPTLY USING THE
  ENCLOSED POSTMARKED ENVELOPE.

(continued and to be signed on the reverse side)


                CALAMOS CONVERTIBLE OPPORTUNITIES & INCOME FUND
                                 P.O. BOX 11068
                           NEW YORK, N.Y. 10203-0068

[ ] PLEASE VOTE, SIGN, DATE AND RETURN
    THIS PROXY CARD PROMPTLY USING THE
    ENCLOSED ENVELOPE

VOTES MUST BE INDICATED [X] IN BLACK OR BLUE INK

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR ALL" NOMINEES BELOW.

1. ELECTION OF TRUSTEES:

                     FOR             WITHHOLD          FOR ALL
                     ALL               ALL             EXCEPT
                     [ ]               [ ]               [ ]

                     Nominees: (01) Joe F. Hanauer and (02) John E. Neal.

--------------------------------------------------------------------------------
    (INSTRUCTIONS: To withhold authority to vote for either nominee, mark the "For All Except" box and write that nominee's name in the space provided above.)


                              CHECK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

                              TO CHANGE YOUR ADDRESS, PLEASE MARK THIS BOX [ ]

                              TO INCLUDE ANY COMMENTS, PLEASE MARK THIS BOX [ ]

                                   Please sign exactly as your name appears.
                                   If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.


                     DATE      SHARE OWNER SIGN HERE     CO-OWNER SIGN HERE


                     --------  ------------------------  ----------------------